EX-10.1

                             TILDEN ASSOCIATES, INC.
                              CONSULTING AGREEMENT
                                      WITH
                             TILDEN HUNTINGTON, INC.


     AGREEMENT made this 1st, day of January, 2000 by and between TILDEN ASSOCIATES, INC. ("TILDEN"), a Delaware Corporation having its principal office at 1325 Franklin Avenue, Garden City, NY 11530 and TILDEN HUNTINGTON, INC. ("HUNTINGTON"), a New York Corporation having its principal office at 800 New York Avenue, Huntington, NY 11743.

     WHEREAS, TILDEN operates an automotive franchise system;

     WHEREAS, HUNTINGTON operates a Tilden branded franchise location and has for many years;

     WHEREAS, HUNTINGTON is interested in doing consulting work for TILDEN;

     WHEREAS, TILDEN is desirous of using HUNTINGTON's location, business experience and other services for a Training Center and consulting;

     WHEREAS, the parties desire to reduce to writing the terms thereof.

     NOW, THEREFORE, in consideration of the mutual covenant herein contained:

     1. TILDEN agrees to pay HUNTINGTON the sum of Sixty Thousand Dollars ($60,000) for consulting work,

         training at the Huntington shop inclusive of rent and other costs, over a one (1) year period, to be paid on a monthly basis, in equal monthly installments.

     2. This contract can be canceled by either party on thirty (30) days written notice with no further effect on the other party.

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     3.  Both parties represent that they are fully authorized to enter into this agreement.

     4. This Agreement shall be governed by, and construed in accordance with the laws of the State of New York, and all parties hereto hereby submit to the jurisdiction of the courts located in that State.

     5. ENTIRE AGREEMENT. This instrument contains the entire Agreement of the parties. It may not be modified orally. It may be modified only by an Agreement in writing signed by the party against whom enforcement or any waiver, modification, or discharge is sought.

         IN WITNESS WHEREOF, we have hereunto set our hands and seals the day and year first above set forth.


                                            TILDEN ASSOCIATES, INC.

                                            By: /s/ ROBERT BASKIND
                                               ---------------------------------
                                               ROBERT BASKIND, President



                                            TILDEN HUNTINGTON, INC.

                                            By: /s/ JOSEPH MONTEFUSCO
                                               ---------------------------------
                                               JOSEPH MONTEFUSCO, President

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